UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): SEPTEMBER 14, 2004
                                                        ------------------

                                  YAHOO! INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                 000-28018             77-0398689
-----------------------------  -----------------  -----------------------
(State or Other Jurisdiction      (Commission          (IRS Employer
      of Incorporation)           File Number)       Identification No.)

        701 FIRST AVENUE, SUNNYVALE, CALIFORNIA           94089
     -----------------------------------------------  --------------
        (Address of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code: (408) 349-3300

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     Other Events.

         On September 14, 2004 Yahoo! Inc, a Delaware corporation ("Yahoo!"), issued a press release announcing the signing of a definitive agreement under which Yahoo! will acquire Musicmatch, Inc. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01     Financial Statements and Exhibits.

         The following exhibit is furnished with this report on Form 8-K:

             EXHIBIT
             NUMBER        DESCRIPTION
             -------       ------------

             99.01         Press release dated September 14, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            YAHOO! INC.


Date: September 14, 2004    By:    /s/ Michael J. Callahan
                                   -------------------------------------------
                            Name:  Michael J. Callahan
                            Title: Senior Vice President,
                                   General Counsel and Secretary

             EXHIBIT
             NUMBER        DESCRIPTION
             -------       ------------

             99.01         Press release dated September 14, 2004.